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                                                                   EXHIBIT 10.25

                                                                  CONFORMED COPY

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                             SUPPLEMENTAL INDENTURE

                           DATED AS OF APRIL 24, 1998

                                     AMONG

                             DEL MONTE CORPORATION,
                                   AS ISSUER,

                            DEL MONTE FOODS COMPANY,
                            A DELAWARE CORPORATION,
                                 AS GUARANTOR,


                                      AND


                              MARINE MIDLAND BANK,
                                   AS TRUSTEE


                                  $150,000,000
                   12-1/4% SENIOR SUBORDINATED NOTES DUE 2007
              SERIES B 12-1/4% SENIOR SUBORDINATED NOTES DUE 2007


       SUPPLEMENTAL TO INDENTURE, DATED AS OF APRIL 18, 1997, AS AMENDED



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     This SUPPLEMENTAL INDENTURE, dated as of April 24, 1998, among Del Monte
Corporation, a New York corporation ("DMC"), Del Monte Foods Company, a Delaware corporation ("DMFC"), and Marine Midland Bank, as trustee (the "Trustee"), supplements the Indenture dated as of April 18, 1997 (as amended, modified and supplemented to the date hereof, (the "Indenture") among DMC, Del Monte Foods Company, a Maryland corporation ("Holdings"), and the Trustee.

     WHEREAS, the Indenture was originally executed and delivered by the DMC to provide for the issuance from time to time of its notes, to be issued in one or more series;

     WHEREAS, two series of notes of DMC have been created under the Indenture, known and designated as "12-1/4% Senior Subordinated Notes due 2007" and "Series B 12-1/4% Senior Subordinated Notes due 2007";

     WHEREAS, Section 5.03(a)(1)(B)(y) of the Indenture provides that if Holdings shall merge into another corporation, the corporation into which Holdings is merged shall expressly assume the obligations of Holdings with respect to the due and punctual payment of the principal of and premium, if any, and interest on all the Notes and the performance of every covenant of the Indenture to be performed or observed by Holdings; and

     WHEREAS, it has been determined that Holdings will merge (the "Merger") with and into DMFC and, in connection therewith, DMFC will assume all of the obligations of Holdings under the Notes and Indenture.

     NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1 Definitions. For all purposes of this Supplemental Indenture, terms used herein in capitalized form and defined in the Indenture shall have the meanings specified in the Indenture unless otherwise therein or herein expressly provided.


                                   ARTICLE II

                                 EFFECTIVENESS

     Section 2.1. When Effective. This Supplemental Indenture shall be effective as of the date (the "Effective Date") of, and simultaneously with, the effectiveness of the Merger.



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                                  ARTICLE III

                               ASSUMPTION BY DMFC

     Section 3.1. Responsibility. From and after the Effective Date, DMFC shall assume the obligations of Holdings with respect to the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and for the performance of every covenant in the Indenture to be performed and observed by Holdings, all in accordance with the tenor of the Notes and the Indenture.


                                   ARTICLE IV

                                 MISCELLANEOUS

     Section 4.1. Confirmation of Indenture. Except as hereby supplemented and amended, the Indenture is in all respects ratified and confirmed, and all the terms and provisions thereof shall be and remain in full force and effect.

     Section 4.2. Concerning the Trustee. The Trustee assumes no duties, responsibilities or liabilities by reason of this Supplemental Indenture other than as set forth in the Indenture.

     Section 4.3. Execution and Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The Trustee shall not be liable or responsible for the validity (other than as to due authorization and execution by the Trustee) or the sufficiency of this Supplemental Indenture or for the recitals contained herein, all of which recitals are made solely by DMFC and DMC.

     Section 4.4. Notices to DMFC. Any notice or demand which by any provision of this Supplemental Indenture is required or permitted to be given or served by the holders of the Notes on DMFC may be given or served by being addressed, postage prepaid, (until another address is filed by DMFC with the Trustee) to Del Monte Foods Company at One Market, San Francisco, California 94105, attention of the Treasurer.



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     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 DEL MONTE CORPORATION



                                 By:    /s/ William R. Sawyers
                                        William R. Sawyers
                                        Vice President, General Counsel
                                        and Secretary


                                 DEL MONTE FOODS COMPANY,
                                        a Delaware corporation,
                                        as Guarantor


                                 By:    /s/ William R. Sawyers
                                        William R. Sawyers
                                        Vice President, General Counsel
                                        and Secretary


                                 MARINE MIDLAND BANK,
                                        as Trustee


                                 By:    /s/ Metin Caner
                                        Metin Caner







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